SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 13, 2018

TWIN DISC, INCORPORATED

(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street             Racine, Wisconsin 53403

(Address of principal executive offices)

Registrant's telephone number, including area code:     (262)638-4000

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

EXPLANATORY NOTE

Twin Disc, Incorporated (the “Company”) is filing this Current Report on Form 8-K/A (Amendment No. 1) in order to amend its previously filed Current Report on Form 8-K, as filed with the Securities and Exchange Commission on June 13, 2018.  The sole purpose of this Form 8-K/A is to file a copy of the June 13, 2018 Share Purchase Agreement between Twin Disc NL Holding, B.V., a wholly-owned subsidiary of the Company, and Het Komt Vast Goed, B.V. to purchase all shares of capital stock of Veth Propulsion Holding, B.V.

Item 1.01	Entry into a Material Definitive Agreement

On June 13, 2018, Twin Disc NL Holding, B.V. (“Twin Disc NL”), a wholly-owned subsidiary of the Company, entered into a Share Purchase Agreement (the “Purchase Agreement”) with Het Komt Vast Goed, B.V. (“seller”) to purchase all shares of capital stock of Veth Propulsion Holding, B.V. (“Veth Propulsion Holding”). Veth Propulsion Holding holds all of the shares of capital stock of Exploitatiemaatschappij Veth B.V., Veth Diesel B.V., Veth Electra B.V., Veth Propulsion B.V. and Veth Thrusters B.V. (the “Veth Subsidiaries”).

Based in the Netherlands, the Veth Subsidiaries are global manufacturers of highly-engineered auxiliary propulsions and propulsion machinery for maritime vessels, including rudder propellers, bow thrusters, generator sets and engine service and repair. They have a strong presence in key European maritime markets, with deep and long-standing relationships with growing customers.

Under the terms of the Purchase Agreement, Twin Disc NL will pay €49,700,000 for the shares of Veth Propulsion Holding, increased by certain cash of Veth Propulsion Holding at closing (up to €2,000,000) and decreased by certain debt of Veth Propulsion Holding at closing. These amounts are subject to adjustment to the extent that the working capital of Veth Propulsion Holding at closing exceeds or is less than a target working capital to be determined based on the twelve-month average working capital as of June 30, 2018. The maximum increase in the purchase price based on the working capital adjustment is €2,000,000. Twin Disc NL will also pay an additional earn-out amount if the EBITDA of Veth Propulsion Holding (as defined in the Purchase Agreement) for fiscal 2018 exceeds €6,450,000. No earn-out will be owed if the EBITDA of Veth Propulsion Holding for fiscal 2018 falls below €6,450,000, and the maximum earn-out amount of €3,300,000 will be paid if the EBITDA of Veth Propulsion Holding for fiscal 2018 exceeds €6,800,000. The earn-out will be paid in the form of Company stock.

The Seller has also agreed to various customary covenants and agreements regarding the Veth Subsidiaries, including covenants to cause the Veth Subsidiaries, during the period between the execution of the Agreement and the closing of the Purchase Agreement, to conduct their business in the ordinary course of business, as budgeted, and in a manner most likely to preserve their value, keeping each such business and its properties substantially intact.

The closing of the Purchase Agreement and the transactions contemplated thereby is subject to certain conditions, including, among others, those relating to financing, the agreement to the terms of an employment agreement between Twin Disc NL and Mr. H.A. Veth, the accuracy of the parties’ representations and warranties, and other customary closing conditions.

The Share Purchase Agreement may be terminated by mutual agreement of the parties at any time prior to closing, or by Twin Disc NL if certain conditions are not satisfied or waived by September 1, 2018 (or such later date as may be agreed to by the parties).

The Purchase Agreement and the transactions contemplated by the Purchase Agreement have been approved by the Board of Directors of the Company. The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Share Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K/A and incorporated by reference herein.

The above description of the Purchase Agreement has been included to provide investors with information regarding its terms. The Purchase Agreement contains representations and warranties made by and to the parties thereto as of specific dates. The statements embodied in those representations and warranties were made for the purpose of allocating risk between the parties rather than establishing matters as facts and are subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement. In addition, certain representations and warranties were made as of a specified date and may be subject to a contractual standard of materiality different from those generally applicable to investors. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or condition of the Company or Veth Propulsion Holding, or any of their respective subsidiaries or affiliates.

Item 7.01     Regulation FD Disclosure

On June 13, 2018, the Company issued a press release announcing that Twin Disc NL has entered into the Purchase Agreement with Het Komt Vast Goed, B.V. . A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

On June 13, 2018, the Company provided slides to accompany its investor presentation on the Purchase Agreement. A copy of the slides is furnished as Exhibit 99.2 to this Current Report on Form 8-K/A.

In accordance with General Instruction B.2 of Form 8-K/A, the information in this Item 7.01 of this Current Report on Form 8-K/A, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall either be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits

EXHIBIT NUMBER	DESCRIPTION

2.1*	Share Purchase Agreement dated June 13, 2018, between Twin Disc NL Holding, B.V., and Het Komt Vast Goed, B.V.

99.1	Press Release dated June 13, 2018 issued by Twin Disc, Incorporated

99.2	Investor presentation of Twin Disc, Incorporated, dated June 13, 2018

* Certain schedules attached to the Share Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish the omitted schedules to the Securities and Exchange Commission upon request by the Commission.

FORWARD LOOKING STATEMENTS

The disclosures in this report on Form 8-K/A and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Forward looking information in these materials includes, but is not limited to: the acquisition of Veth Propulsion Holding; the expected closing of the Purchase Agreement; expected 2018 sales, EBITDA, gross margins and capital expenditures of Veth Propulsion Holding; and expected cost synergies and earning per share accretion.

Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K/A. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 13, 2018	Twin Disc, Incorporated

/s/ JEFFREY S. KNUTSON
Jeffrey S. Knutson
Vice President – Finance, Chief Financial Officer, Treasurer, and Secretary